                                                                    EXHIBIT 10.3

                       ASSIGNMENT AND SECURITY AGREEMENT


     THIS ASSIGNMENT AND SECURITY AGREEMENT (the "Agreement") is made, executed and entered into this 15th day of April, 1998, between and among North American Gaming and Entertainment Corporation ("Secured Party") and Donald I. Williams ("Pledgor").

                              W I T N E S S E T H:
                              -------------------


     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                               SECURITY INTEREST

     Pledgor hereby creates and grants to the Secured Party a security interest in the property described in Article II hereof to secure the payment and performance of the obligations of Pledgor to the Secured Party set forth in
Article III hereof.

                                   ARTICLE II
                                   COLLATERAL

     The property in which the security interest is created is all of Pledgor's right, title and interest in and to an aggregate fifty-one percent (51%) Membership Interests and Sharing Ratios (collectively, the "Interests") in OM Operating, LLC (the "Company") represented by Member Certificate No. 2, together with all distributions of Cash Flow (as hereafter defined) from time to time paid, payable, distributed or distributable by the Company to Pledgor in respect of or related to the Interests, together with all proceeds (hereinafter referred to as the "Collateral").

     Pledgor hereby assigns to Secured Party all distributions of "Cash Flow" (hereafter defined) made or to be made by the Company to Pledgor in respect of or related to the Interests and authorizes Secured Party to apply any such amounts received by Secured Party to repayment of the Note (hereafter defined), first in payment of accrued interest and then as payment of principal. Pledgor further hereby authorizes and directs the Company to make payment or distributions directly to Secured Party of such Cash Flow from time to time paid, payable, distributed or distributable to Pledgor in respect of or related to the Interests; and Pledgor hereby appoints Secured Party as its attorney-in-fact, which appointment shall be deemed irrevocable and coupled with an interest, to make demand upon and receive payment from the Company on behalf of Pledgor for any such Cash

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Flow. Secured Party is required to apply such distributions of Cash Flow to the
Note upon receipt. Notwithstanding the foregoing, or any other provision of this Agreement or the Note to the contrary, Secured Party agrees to release and deliver to Pledgor, out of any Cash Flow distributed to Pledgor by the Company hereunder or under the Note, an amount equal to the quarterly federal and/or state income tax liability of Pledgor attributable to Pledgor's prorata share of the net taxable income of the Company for the preceding calendar quarter attributable to the "Existing Casinos" (as hereinafter defined), net of the amount of interest accrued or paid on the Note for the corresponding period for which Pledgor received a tax deduction and depreciation expense attributable to the Existing Casinos for the corresponding period for which Pledgor received a tax deduction, if Pledgor is required to make estimated quarterly payments to the Internal Revenue Service; and, if not, Secured Party agrees to release and deliver to Pledgor prior to filing of Pledgor's federal income tax return an amount of Cash Flow equal to the federal and/or state income tax liability of Pledgor attributable to Pledgor's prorata share of the net taxable income of the Company for the preceding taxable year attributable to the Existing Casinos, net of the amount of interest accrued or paid on the Note for the corresponding period for which Pledgor received a tax deduction and depreciation expense attributable to the Existing Casinos for the corresponding period for which Pledgor received a tax deduction. If quarterly distributions are made, Pledgor shall deliver a reconciliation to Secured Party at the time of filing of his federal and/or state income tax return and if the quarterly distributions exceeded the amount of his income tax liability, Pledgor shall immediately pay to Pledgor the amount of such excess for payment on the Note. Pledgor shall, as a condition precedent to any such release and delivery by Secured Party, furnish to Secured Party such information and documentation reasonably requested by Secured Party establishing the existence of this federal and/or state income tax liability attributable to the net taxable income of the Company from the operations of the Existing Casinos. For purposes of this Agreement, the "Existing Casinos" shall mean the five existing video poker casinos operated by the Company as of the date of this Agreement, The Gold Rush, King's Lucky Lady, Pelican Palace, Lucky Longhorn and The Diamond Jubilee, or whichever of those Existing Casinos shall be in operation by the Company for the applicable taxable year to which the federal income tax liability relates. For purposes of this Agreement, "Cash Flow" shall have the same meaning as in the Note.

                                  ARTICLE III
                               OBLIGATION SECURED

     This Agreement shall secure the payment and performance of the Obligation of Pledgor to Secured Party. The term "Obligation", as used herein, means:

     (i) all principal and interest accruing under that certain Note (herein so called) executed of even date herewith payable to Secured Party by Pledgor, including interest, collection and attorneys' fees as therein provided;

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

     (ii) all loans and advances which Secured Party may hereafter make to Pledgor but insofar and only insofar as same relate to this Agreement or the Note payable to Secured Party;

     (iii) all indebtedness and liabilities of Pledgor to Secured Party at any time arising under the terms thereof and all renewals and extensions thereof, or any part thereof;

     (iv) performance and discharge of each and every obligation, covenant and agreement of Pledgor herein contained; and

     (v) any and all renewals or extensions of any of the foregoing debts, obligations and liabilities or any part thereof.

                                   ARTICLE IV
                     WARRANTY AND REPRESENTATION OF PLEDGOR

     Pledgor represents and warrants that:

     (i) Pledgor has full authority and capacity to execute and deliver this Agreement;

     (ii) no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer;

     (iii) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof;

     (iv) no dispute, right of setoff, counter-claim or defense exists with respect to all or any part of the Collateral;

     (v) except for matters arising by reason of state or federal securities laws, there are no restrictions upon the transfer of any of the Collateral;

     (vi) Pledgor has the right to transfer the Collateral free of any liens, claims or encumbrances and without obtaining the consent of any other party which has not already been obtained, and the transfer of the Collateral will not result in a default under any agreement to which Pledgor or the Company is a party; and

     (vii) Pledgor is the owner of the Collateral.

                                   ARTICLE V
                      COVENANTS AND OBLIGATIONS OF PLEDGOR

     Pledgor covenants and agrees to:

     (i) deliver to the Secured Party the original member certificate which represents the Collateral, together with a power of attorney endorsing the Collateral to Secured Party in the form attached hereto as Exhibit "A";

     (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental writings, financing statements and continuation statements, and do all other acts or things, as Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created;

     (iii) promptly furnish Secured Party with any information which Secured Party may reasonably request concerning the Collateral;

     (iv) allow Secured Party to inspect all records of Pledgor relating to the Collateral, and to make and take away copies of such records;

     (v) promptly notify Secured Party of any change in any fact or circumstance warranted or represented by the Pledgor in this Agreement or in any other writing furnished by Pledgor to Secured Party in connection with the Collateral;

     (vi) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and at the request of Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding; and

     (vii) promptly notify Secured Party of any change of address of Pledgor.

     Pledgor further covenants and agrees that, without the prior written consent of Secured Party, Pledgor will not: (a) sell, assign or transfer any of Pledgor's rights in the Collateral; or (b) create any other security interest in, or otherwise encumber, the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance or security agreement of any kind or character.

     Should the Collateral, or any part thereof, ever be in any manner converted by the Company into another type of property or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Collateral, then, in any such event, all such property, money and other proceeds shall become part of the Collateral, shall be held by Pledgor in trust for the benefit of Secured Party, and Pledgor covenants to forthwith pay or deliver to Secured Party all of the same

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and, at the same time, if Secured Party deems it necessary and so requests,
Pledgor will properly endorse or assign the same. With respect to any of such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Secured Party, Pledgor will forthwith execute and deliver to Secured Party whatever the Secured Party shall reasonably deem necessary or proper for such purpose. Should any covenant or agreement of Pledgor fail to be performed in accordance with its terms, Secured Party may, but never shall be obligated to, perform or attempt to perform such covenant or agreement on behalf of Pledgor and Pledgor agrees to pay to Secured Party any such amount reasonably expended by Secured Party in such performance or attempted performance, together with interest thereon at the rate specified in the Note.

                                   ARTICLE VI
            EVENTS OF DEFAULT; RIGHTS OF SECURED PARTY UPON DEFAULT

     The term "default", as used herein, means the occurrence of any of the following events:

     (i) the failure of Pledgor to pay (a) any installment of principal or interest under the Note, which failure continues for thirty (30) calendar days after notice thereof from Secured Party to Pledgor or (b) any other portion of the Obligation, which failure continues for thirty (30) calendar days after notice thereof from Secured Party to Pledgor; provided, however, it shall not be a default by Pledgor if the Company fails to or is prohibited from timely distributing to Secured Party the Cash Flow to be made to Pledgor, as provided herein and in the Note, unless such failure or prohibition is as a result of any act by Pledgor to prevent or restrict the Company from making timely distributions to Secured Party, in which case Pledgor shall be deemed to be immediately in default; or

     (ii) the failure of Pledgor to punctually and properly perform any material covenant or agreement contained herein or in the Note, which failure continues for thirty (30) calendar days after notice thereof from Secured Party to Pledgor.

     Upon the occurrence of a default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, or under the Texas Uniform Commercial Code (the "Code"), or otherwise, Secured Party, at its option, may:

     (i) declare the entire unpaid balance of principal of and all accrued interest on the Obligation immediately due and payable, without notice, demand, protest or presentment;

     (ii) reduce any claim against Pledgor to judgment and otherwise enforce collection of the same;

     (iii) foreclose or otherwise enforce its security interest in all or any part of the Collateral

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by any available judicial procedure;

     (iv) after notification, if any, as provided for herein, sell or otherwise dispose of, at such location chosen by Secured Party, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and for cash or upon credit or otherwise as Secured Party may reasonably determine, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral, shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral;

     (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment;

     (vi)   buy the Collateral at any public sale;

     (vii) buy the Collateral at any private sale if the Collateral is of a type customarily sold in a recognized market or is a type which is the subject of widely distributed standard price quotations; and

     (viii) without notice to Pledgor, either have the Collateral registered in Secured Party's name, or in the name of a nominee, and, with or without such registration, (a) exercise as to such Collateral all the rights, powers and remedies of an owner, including the right and power to vote, (b) enter into any extension, reorganization, merger or consolidation agreement, or any other agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of the Collateral and accept other property in exchange therefor, and (c) demand of the Company to receive any and all dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether they be ordinary or extraordinary, and the Company, in making payment to Secured Party hereunder, shall be fully protected in relying on the written statement of Secured Party that he then holds a security interest which entitles him to receive such payment, and the receipt of Secured Party for such payment shall be full acquittance therefor to the Company and the Company shall not be required to see the application of such payment; provided, however, Secured Party shall have no duty to exercise any of the foregoing rights, privileges or options and shall not be responsible for any delay or failure to do so.

     Secured Party shall have no duty to fix or preserve the rights against any other party having an interest in the Collateral, and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Collateral, but shall be liable only to account to Pledgor for what Secured Party may actually collect or receive thereon. Pledgor agrees that the Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral, nor for informing Pledgor with respect to any

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thereof.

     Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first, to the payment of all of Secured Party's reasonable expenses, including, without limitation, attorneys' fees and other legal expenses, incurred in holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same; and next, toward payment of the balance of the Obligation in such order and manner as Secured Party, in its discretion, may deem advisable. Secured Party shall account to Pledgor for any surplus after making the foregoing application and, if any Collateral remains unsold, shall return such Collateral to Pledgor. If the proceeds are not sufficient to pay the Obligation in full, Pledgor shall not be liable for any deficiency, it being understood that the Note and Obligation are limited recourse obligations of Pledgor and, notwithstanding any provision herein to the contrary, Secured Party shall have recourse against Pledgor only to the extent of the Collateral.


                                  ARTICLE VII
                               RIGHTS OF PLEDGOR

     Unless and until occurrence of an event of "default" as herein defined, Pledgor shall have all ownership rights in and to the Collateral, including the right to vote the Interests and the right to receive distributions of cash and property relative to the Interests, other than distributions of Cash Flow which are to be applied as payment on the Note as provided herein and in the Note. Secured Party agrees not to record the transfer of the Interests into its name pursuant to the Power of Attorney until a default has occurred, at which time such transfer may be made. If requested by Pledgor, Secured Party shall execute and deliver to Pledgor such proxies and authorizations as are reasonably required to confirm the voting rights of Pledgor.

                                  ARTICLE VIII
                                 SECURITIES LAW

     The Secured Party is authorized, at any sale, if it deems it desirable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Collateral.

     If any default shall have occurred and if Secured Party determines to exercise its rights to sell all or any of the Collateral, upon request the Pledgor shall from time to time furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares included in the Collateral which may be sold by Pledgor in exempt transactions under Section 4(1) of the Securities Act of 1933, as amended, and Rule 144 of the Securities and Exchange Commission thereunder (or any statutory provisions or rules in effect in lieu thereof), as the same are from time

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to time in effect.

     Pledgor recognizes and acknowledges that Secured Party may be unable to effect a public sale of all or a part of the Collateral (time being of the essence) and may elect to resort to one or more private sales to purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those of public sales, provided such private sales shall be made in a commercially reasonable manner.

                                   ARTICLE IX
                              NOTIFICATION OF SALE

     Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor at the address set forth on the signature page hereof, or at such other address which Pledgor may give to Secured Party from time to time, and to any other person entitled under the Code to notice.

                                   ARTICLE X
                              FINANCING STATEMENT

     Secured Party shall have the right at any time to file this Agreement, or a photographic or other reproduction hereof, as a financing statement, and to attach to the same a description of all Collateral at the time subject to this Agreement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

                                   ARTICLE XI
                              REMEDIES CUMULATIVE

     All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise by Secured Party of other rights or remedies.

                                  ARTICLE XII
                    TRANSFER AND ASSIGNMENT BY SECURED PARTY

     The rights, powers and interests held by Secured Party hereunder, together with the Collateral, may be transferred and assigned by Secured Party, in whole or in part, at such time and upon such terms as Secured Party may deem advisable to any person who shall acquire any part of the Obligation, and upon any such transfer or assignment, the transferee or assignee shall succeed to all the rights and powers of, and be subject to the duties and obligations of, Secured Party hereunder to the extent of any such transfer and assignment.

                                  ARTICLE XIII
                        NO WAIVER OF RIGHTS OR REMEDIES

     Should any part of the Obligation be payable in installments, the acceptance by Secured Party at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default, if any, then existing. No waiver by Secured Party of any default shall be deemed to be a wavier of any other subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No modification or waiver of any provision of this agreement or of any promissory note or other security agreement, mortgage, deed of trust, assignment or contract of any kind evidencing or securing payment of the Obligation, or any part thereof, shall be effective unless the same shall be in writing and signed by Secured Party. No delay or omission by Secured Party in exercising any right or power hereunder, or under any other writings executed by Pledgor as security for or in connection with the Obligation, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other writings.

                                  ARTICLE XIV
                                 BINDING EFFECT

     This Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.


                                   ARTICLE XV
                          LAW GOVERNING; JURISDICTION

     All obligations of each Pledgor under this Agreement are performable in Dallas County, Texas. This Agreement shall be deemed made in Dallas County, Texas and shall be governed by, and construed in accordance with, the laws of the State of Texas. Any legal action or proceeding with respect to this agreement or the Note and any actions for enforcement of any judgment in respect thereof may be brought in the courts of the State of Texas located in Dallas County, Texas or of the United States of America for the Northern District of Texas, and, by execution and delivery of this Agreement, Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Pledgor at the address set forth opposite its signature below. Pledger hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the Note brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Secured Party or any holder of the Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.


                                  ARTICLE XVI
                                    HEADINGS

     All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or any of the provisions hereof.

                                  ARTICLE XVII
                                  SEVERABILITY

     All agreements and covenants contained herein are severable and in the event that any of them shall be held to be invalid by any court of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

                                 ARTICLE XVIII
                       TERMINATION OF SECURITY AGREEMENT

     Upon the payment by Pledgor of all principal and accrued interest due pursuant to the terms of the Note and payment by Pledgor of the remainder of the Obligation, if any, this Agreement shall terminate. Upon such termination, Secured Party shall promptly return to Pledgor the member certificate representing the Collateral, together with the power of attorney executed by Pledgor in favor of Secured Party.

                                  ARTICLE XIX
                                    NOTICES

     Any notice shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below beside each party's signature hereto (or at such other address as such party shall specify to the other parties in writing), or if sent by registered mail, on the third business day after the day on which mailed, addressed to such party at the same address.

                                   ARTICLE XX
                                ENTIRE AGREEMENT

     This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect to the subject matter hereof.

                                  ARTICLE XXI
                             WAIVERS AND AMENDMENTS

     No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by the parties hereto.

                                  ARTICLE XXII
                             MULTIPLE COUNTERPARTS

     This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     EXECUTED by Pledgor and Secured Party effective the date and year first above written.

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

ADDRESS AND TELECOPY NUMBER              PLEDGOR:
FOR NOTICES TO PLEDGOR:




903 East Main                                 /s/ Donald I. Williams
New Roads, Louisiana 70760               --------------------------------------
Fax:  (504) 638-4618                     Donald I. Williams



ADDRESS AND TELECOPY NUMBER              SECURED PARTY:
FOR NOTICES TO SECURED PARTY:            NORTH AMERICAN GAMING AND
                                          ENTERTAINMENT CORPORATION

13150 Coit Road
Dallas, Texas 75240                      By:   /s/ E. H. Hawes, II
Fax: (972) 671-1134                         -----------------------------------
                                         Its:   President
                                             ----------------------------------

EXHIBIT "A"
TO
ASSIGNMENT AND SECURITY AGREEMENT

                               POWER OF ATTORNEY



     FOR VALUE RECEIVED, DONALD I. WILLIAMS hereby sells, assigns and transfers unto North American Gaming and Entertainment Corporation the undersigned's Membership Interest in OM Operating LLC (the "Company") representing 51% of the aggregate Membership Interests and Sharing Ratios in the Company in the name of the undersigned on the books of the Company represented by Member Certificate No.__________ and hereby irrevocably constitutes and appoints North American Gaming and Entertainment Corporation, attorney to transfer the said Membership Interests and Sharing Ratios on the books of the Company with full power of substitution in the premises.

     DATED: April __, 1998.



                                    _________________________________
                                    Donald I. Williams




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